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                                                                   Exhibit 10(z)

                        LAZARE KAPLAN INTERNATIONAL INC.
                  FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

     This Fifth Amendment to Revolving Credit Agreement (herein, the "Amendment") is entered into as of May 6, 2005, between Lazare Kaplan International Inc., a Delaware corporation (the "Borrower"), and ABN AMRO Bank N.V., as Administrative Agent (the "Agent"), ABN AMRO Bank N.V., as a lender ("ABN AMRO") and Bank Leumi USA, as a lender ("Leumi" and together with ABN AMRO, the "Banks").

                             PRELIMINARY STATEMENTS

     A. The Borrower, the Agent and the Banks entered into a certain Revolving Credit Agreement, dated as of August 14, 2002, as amended by the First Amendment to Revolving Credit Agreement between the Borrower and the Banks dated May 28, 2003, a Second Amendment dated November 24, 2003, a Third Amendment dated September 13, 2004 and a Fourth Amendment to Revolving Credit Agreement dated November 24, 2004 (the Revolving Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     B. The Borrower has requested that ABN AMRO increase its Commitment by an additional $5,000,00 and ABN AMRO is willing to do so under the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

          1.1. The definition of "Commitment" in Section 1 of the Credit Agreement shall be amended by deleting the amount of "$20,000,000" as it relates to ABN AMRO and inserting in its place the amount of "$25,000,000."

SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1. The Borrower, the Agent and the Banks shall have executed and delivered this Amendment, and the Borrower shall have executed a replacement Promissory Note to ABN AMRO.

          2.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.




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          2.3. Legal matters incident to the execution and delivery of this
     Amendment shall be satisfactory to the Agent and its counsel.

          2.4. Lazare Kaplan Europe Inc., Lazare Kaplan Japan Inc. and Lazare Kaplan Africa Inc. shall have executed and delivered to the Agent their consent to this Amendment in the form set forth below.

SECTION 3. REPRESENTATIONS.

     In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Banks that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6(d) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

     4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.2. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

                           [SIGNATURE PAGE TO FOLLOW]


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     This Fifth Amendment to Revolving Credit Agreement is entered into as of the date and year first above written.

                                        LAZARE KAPLAN INTERNATIONAL INC.


                                        By

                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------

Accepted and agreed to:


                                        ABN AMRO BANK N.V., individually and
                                           as Agent


                                        By

                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------


                                        By

                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------


                                        BANK LEUMI USA


                                        By

                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------


                                      -3-




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                     GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned heretofore executed and delivered to the Bank a Guaranty dated August 14, 2002. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent thereof to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                        LAZARE KAPLAN EUROPE INC.


                                        By

                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------


                                        LAZARE KAPLAN JAPAN INC.


                                        By

                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------


                                        LAZARE KAPLAN AFRICA INC.


                                        By

                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------